Exhibit 10.3
Execution Version
SUBSCRIPTION AGREEMENT
This Subscription Agreement (this “Agreement”), is made and entered as of November 5, 2025, by and between the Woodman Family Trust under Trust Agreement dated March 11, 2011 (the “Purchaser”), and GoPro, Inc., a Delaware corporation (the “Company”).
WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).
WHEREAS, the Purchaser desires to purchase from the Company, and the Company desires to sell and issue to the Purchaser, $2,000,000 shares of Company Class A common stock, par value $0.0001 (“Common Stock”) at a price equal to greater of (a) the consolidated closing bid price (as determined pursuant to the rules of the Nasdaq Stock Market) immediately prior to entering into this Agreement and (ii) the average closing price of the Common Stock over the five (5) trading days prior to the date of issuance, as reported on the Nasdaq Global Select Market (“Average Closing Price”), subject to the terms and conditions of this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual and dependent covenants hereinafter set forth, the parties agree as follows:
1.    Commitment. Subject to the terms and conditions of this Agreement, the Purchaser shall when and as reasonably requested by the Company purchase from the Company, and the Company shall sell and issue to the Purchaser, up to $2,000,000 shares of Common Stock at a price equal to greater of (a) the consolidated closing bid price (as determined pursuant to the rules of the Nasdaq Stock Market) immediately prior to entering into this Agreement and (b) the Average Closing Price (the “Purchased Securities,” and the effective date of such purchase and sale, the “Closing”).
2.    [Reserved.]
3.    Closing. At least one business day prior to Closing, the Company shall provide written notice to the Purchaser (the “Closing Notice”) of such anticipated Closing Date containing wire instructions for the payment of the Subscription Amount. At the Closing, the Purchaser shall deliver to the Company the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice. At the Closing and immediately after receiving the Subscription Amount, the Company shall issue and deliver the Shares to the Purchaser via book entry record through Computershare Trust Company, N.A. (the “Transfer Agent”), and the Company shall cause the Transfer Agent to deliver to the Purchaser, on or promptly after the Closing Date, a copy of the records of the Transfer Agent confirming the issuance and delivery of the Shares to the Purchaser on and as of the Closing Date. For purpose of this Subscription Agreement, “business day” shall mean any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking
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institutions are generally authorized or required by law or regulation to close in the City of New York, New York.
4.    [Reserved.]
5.    Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as of the date hereof and as of the Closing as follows:
(a)    Authorization. The Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute the valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.
(b)    Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representations to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Purchased Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract or agreement with any person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Purchased Securities. The Purchaser has not been formed for the specific purpose of acquiring the Purchased Securities.
(c)    Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Purchased Securities with the Company’s management and has had an opportunity to review the Company’s facilities.
(d)    Restricted Securities. The Purchaser understands that the Purchased Securities have not been, and will not be, registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Purchased Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Purchased Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Purchased Securities for resale. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not
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limited to, the time and manner of sale, the holding period for the Purchased Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.
(e)    No Public Market. The Purchaser understands that no public market now exists for the Purchased Securities, and that the Company has made no assurances that a public market will ever exist for the Purchased Securities.
(f)    Legends. The Purchaser understands that certificates representing the Purchased Securities and any securities issued in respect of or exchange for the Purchased Securities if the Purchased Securities or other securities are certificated, may be notated with one or all of the following legends:
(i)    “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”
(ii)    “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE HELD BY A PERSON WHO MAY BE DEEMED TO BE AN AFFILIATE OF THE ISSUER FOR PURPOSES OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY BE SOLD ONLY IN COMPLIANCE WITH RULE 144, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO A VALID EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.”
(iii)    Any legend required by the securities laws of any state to the extent such laws are applicable to the Purchased Securities represented by the certificate, instrument, or book entry so legended.
(g)    Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.
(h)    No General Solicitation. Neither the Purchaser, nor any of its officers, managers, employees, agents, stockholders, members or partners has either directly or indirectly, including, through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Purchased Securities.
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6.    Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as of the date hereof and as of the Closing as follows:
(a)    Organization and Standing. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.
(b)    Authority. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and this Agreement constitutes valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms.
(c)    Compliance with Other Instruments. Neither the Company nor any of its significant subsidiaries as set for in Exhibit 21.01 of its most recent Annual Report on Form 10-K (“Subsidiaries”) is in violation or default (i) of any provisions of its organizational documents, (ii) of any instrument, judgment, order, writ or decree applicable to it, (iii) under any material note, indenture or mortgage to which it is a party, or (iv) under any material contract to which it is a party or by which it is bound. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either (i) a default under any such provision, instrument, judgment, order, writ, decree, contract or agreement; or (ii) an event which results in the creation of any lien or encumbrance upon any assets of the Company or any of its Subsidiaries or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company or any of its Subsidiaries.
(d)    Valid Issuance of Purchased Securities. The Purchased Securities, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be duly authorized and validly issued and free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws and liens or encumbrances created by or imposed by the Purchaser. Assuming the accuracy of the representations of the Purchaser in Section 5 of this Agreement, the Purchased Securities will be issued in compliance with all applicable federal and state securities laws.
7.    Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.
8.    No Material Adverse Effect. The obligation of the Purchaser to consummate the transactions contemplated hereby will be subject to the fulfillment of the following condition: from the date of this Agreement, there shall not have occurred any Material Adverse Effect, nor shall any event, occurrence, fact, condition, change or development have occurred that, individually or in the aggregate, with or without the lapse of time, could reasonably be expected to result in a Material Adverse Effect. As used herein, “Material Adverse Effect” means a
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material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operations of the Company.
9.    Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent by electronic mail to the e-mail address given below, and written confirmation of receipt is obtained promptly after completion of the transmission, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 9. If notice is given to the Company, a copy shall also be sent to Fenwick & West LLP, 555 California Street, 12th Floor, San Francisco, CA 94104, Attention: Julia Forbess (jforbess@fenwick.com), and if notice is given to the Purchaser, a copy shall also be given to Whalen LLP, 1601 Dove Street, Ste. 270, Newport Beach, CA 92660, Attention: Michael Whalen (mwhalen@whalenllp.com).
10.    Governing Law. This Agreement shall be governed by the internal laws of the State of Delaware.
11.    Entire Agreement. This Agreement constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.
12.    Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
13.    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
14.    Amendments and Waivers. This Agreement may be amended or any provision of this Agreement may be waived; provided that any such amendment or waiver shall be binding upon a party only if set forth in a writing executed by such party and referring specifically to the provision alleged to have been amended or waived. No course of dealing between or among the parties shall be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any party under or by reason of this Agreement.
15.    Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.
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16.    Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of California located in San Francisco County and to the jurisdiction of the United States District Court for the Northern District of California for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of California located in San Francisco County or the United States District Court for the Northern District of California, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.
17.    WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
18.    Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
[Signature page follows.]
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IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the date first written above.

COMPANY:

GOPRO, INC.

By:	/s/ Brian McGee
Name: Brian McGee
Title: Chief Financial Officer and Chief Operating Officer

Address:	3025 Clearview Way
San Mateo, California 94402
bmcgee@gpro.com

[SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]
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IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the date first written above.

PURCHASER:

THE WOODMAN FAMILY TRUST UNDER TRUST AGREEMENT DATED MARCH 11, 2011

By:	/s/ Nicholas D. Woodman
Nicholas D. Woodman
Co-Trustee

Address:	P.O. Box 161385
Big Sky MT 59716-1385
nicholas@gopro.com

[SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]
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IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the date first written above.

PURCHASER:

THE WOODMAN FAMILY TRUST UNDER TRUST AGREEMENT DATED MARCH 11, 2011

By:	/s/ Jill R. Woodman
Jill R. Woodman
Co-Trustee

Address:	P.O. Box 161385
Big Sky MT 59716-1385
nicholas@gopro.com
[SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]
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